UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      November 19, 2013

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On November 19, 2013, AdCare Health Systems, Inc. (the “Company”) notified certain holders of its Subordinated Convertible Notes due August 29, 2014 (the “Notes”), who hold in the aggregate $3,730,000 of the outstanding principal amount of the Notes, that the Company will prepay such principal amount, and all accrued and unpaid interest thereon, on January 20, 2014, in accordance with that certain Waiver, Amendment and Forbearance, dated as of October 26, 2013, between the Company and holders of the Notes holding a majority of the then-outstanding principal amount thereof.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

10.1
Waiver, Amendment and Forbearance, dated as of October 26, 2013, by and among the Company and Anthony J. Cantone and Attosa Financial LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed October 31, 2013).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2013	ADCARE HEALTH SYSTEMS, INC.

/s/ Ronald W. Fleming
Ronald W. Fleming
Chief Financial Officer